Exhibit 10.57

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and

Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Master Development and Licensing Agreement

Between

Elektrobit, Inc.

And

TerreStar Networks Inc.

Table of Contents

1.	Definitions	2

2.	Development and Licensing Terms	6

3.	TerreStar Resources	11

4.	Project Management	12

5.	Acceptance Procedure	14

6.	Ownership of Work Product	14

7.	Elektrobit Representations and Warranties	17

8.	TerreStar Representations and Warranties	19

9.	Indemnification	21

10.	Confidential Information	24

11.	Limitation of Liability	24

12.	Term; Termination	24

13.	Audit Rights	26

14.	General Provisions	26

Master Development and Licensing Agreement

This Master Development and Licensing Agreement (the “Agreement”) is entered into this 10th day of August, 2007 (the “Effective Date”) between Elektrobit, Inc., a Delaware corporation having offices at 22745 29th Drive SE, Suite 200, Bothell, Washington 98021 (“Elektrobit”), and TerreStar Networks Inc., a Delaware corporation having offices at 12010 Sunset Hills Road, Suite 600, Reston, Virginia 20190 (“TerreStar”).

Recitals

WHEREAS, Elektrobit is a research and development company specializing in the design and development of wireless communication products and related technologies; and

WHEREAS, TerreStar wishes to engage Elektrobit to provide certain services in order to design and develop one or more Reference Phones (as hereinafter defined) integrating satellite and terrestrial technology, and Elektrobit is willing to provide such services, all as set forth in the attached Statement of Work(s) and on the terms and conditions set forth herein; and

WHEREAS, the Parties desire to establish provisions governing their licensing of the Reference Phone following its development.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Agreement

1.	Definitions.

1.1.	“Background Rights” shall mean all patents, patent applications, copyrights, trade secrets, mask works or other proprietary rights owned by a Party, or under which a Party has the right to grant licenses, which are included in or with, or necessary for, the Deliverables, or any portion thereof, created, conceived or first reduced to practice on or before the Effective Date.

1.2.	“Business Day” shall mean any Monday through Friday that is not a Federal holiday as determined by the U.S. Office of Personnel Management.

1.3.	“Certification” shall mean successful completion of the Certification Test Plan set forth in the applicable SOW.

1.4.	“Change” shall mean any modification or change to this Agreement or a SOW, including, without limitation, any modification or change that may be made pursuant to Section 4 (Project Management).

1.5.	“Deliverables” shall mean all materials, in whatever form, generated by Elektrobit Personnel with respect to each Project as described in the applicable Statement of Work, including, without limitation, the Reference Phone and Documentation, and any other item identified as a deliverable in the applicable SOW, including the Reference Design.

1.6.	“Design Charges” shall mean the aggregate amount payable by TerreStar to Elektrobit hereunder for Elektrobit’s design services, including Reimbursable Expenses.

1.7.	“Documentation” shall mean all annotations, engineering notes, logs, reports, written assessments, recommendations, training manuals, and other written materials, in whatever form, generated by Elektrobit with respect to each Project as described in the applicable Statement of Work.

1.8.	“Ecosystem” shall have the meaning ascribed to it in the applicable Statement of Work.

1.9.	“Elektrobit End Customer” shall mean a Person that acquires an End Product manufactured by Elektrobit or by an Elektrobit Sublicensee.

1.10.	“Elektrobit Personnel” shall mean all Elektrobit employees, agents, and independent contractors (at whatever tier) of Elektrobit, and any other person directly or indirectly utilized by Elektrobit to perform the activities under this Agreement.

1.11.	“Elektrobit Sublicensee” shall mean a third party to whom Elektrobit sublicenses the Reference Phone Rights for the purposes of manufacturing End Products.

1.12.	“End Customer” shall mean either an Elektrobit End Customer or TerreStar End Customer, as the context requires.

1.13.	“End Product” shall mean a hybrid satellite-terrestrial based handset incorporating any Reference Phone Rights.

1.14.	“Fixed Fee Project” shall mean a Project for which the total Design Charges are specified in the applicable Statement of Work.

1.15.	“Governmental Authority” shall mean any government or political subdivision or any agency, authority, bureau, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in every case whether foreign or domestic.

1.16.	“Hughes” shall mean Hughes Network Systems LLC.

1.17.	“Hughes Technology” shall mean the satellite-based telecommunications technology to be furnished by Hughes for the Project, all as described in the applicable SOW.

1.18.	“Intellectual Property Rights” shall mean all patents (including without limitation all patent applications, provisionals, inventors’ certificates, substitutions, extensions, reissues, renewals and other similar filings), inventions (whether or not patentable), industrial designs, utility models, trademarks and service marks regardless of whether they have been registered or otherwise formalized, trade secrets, licenses, formulas, logos, domain names, trade dress, techniques, knowledge, methods, processes, discoveries, copyrights, mask works, rights in designs (including design registrations and design rights), and rights in know-how, in each case whether registered or unregistered and including applications for grant of any of the foregoing and all rights or forms of protection having equivalent or similar effect to any of the foregoing which may now or at any time hereafter exist anywhere in the world.

1.19.	“Milestone(s)” shall mean the phases for the Project as set forth in the applicable SOW.

1.20.	“Milestone Date” shall mean the target date set forth in the applicable SOW for completion of a Milestone.

1.21.	“Milestone Payment” shall mean the percentage of the Design Charges for a Fixed Fee Project due upon the completion of a particular Milestone, as specified in the applicable SOW.

1.22.	“Party” or “Parties” shall mean Elektrobit, TerreStar, or both Elektrobit and TerreStar, as the context permits.

1.23.	“Person” shall mean an individual, corporation, partnership, limited liability company, unincorporated organization, voluntary association, joint stock company, business trust joint venture, Governmental Authority or any other entity.

1.24.	“Project” shall mean a development project described in a Statement of Work, including specified phases for such project.

1.25.	“Properly Payable” shall have the meaning specified in Section 2.1.4.

1.26.	“Proprietary Information” means software, firmware, hardware, technology and know-how, and other proprietary or Intellectual Property Rights embodied therein, that is owned or licensed by and proprietary to a Party and not generally available to the public, including without limitation, plans, analyses, trade secrets, patent rights, copyrights, trademarks, inventions, fees and pricing information, operating procedures, procedure manuals, processes, methods, computer applications, programs and designs, and any processed or collected data. To ensure that any information or technology that is proprietary to a Party is deemed Proprietary Information, a Party should label such material “confidential” or “proprietary” however, the failure to label such property or information confidential or proprietary shall not otherwise invalidate the treatment of such information as Proprietary Information hereunder, if, due to the nature of the information or the circumstances under which it was disclosed, the receiving Party should understand it to be proprietary or confidential.

1.27.	“Reference Design” shall mean the design for the Reference Phone provided by Elektrobit under this Agreement.

1.28.	“Reference Phone” shall have the meaning set forth in the applicable SOW, and such term shall include the Reference Design.

1.29.	“Reference Phone Rights” shall mean, for each Project, the Reference Design and all specifications, designs, discoveries, inventions, products, modifications, computer programs, technical information, toolings, molds, procedures, processes, improvements, developments, drawings, notes, documents, information and materials made, conceived, reduced to practice or developed by Elektrobit Personnel that are embodied within the Deliverables, including associated documentation, and the Intellectual Property Rights related thereto, in each case as developed by Elektrobit Personnel hereunder.

1.30.	“Reimbursable Expenses” shall mean pre-approved, reasonable costs and expenses incurred by Elektrobit in performing services hereunder, including, without limitation, pre-approved, reasonable travel expenses, materials costs and fees or royalties for approved third party licenses in accordance with Section 2.4.5, all at cost, without mark-up of any kind.

1.31.	“Selected Chipset” shall have the meaning specified in the applicable SOW.

1.32.	“Selected Chipset Supplier” shall have the meaning specified in the applicable SOW.

1.33.	“Services” shall mean the services and work to be performed by Elektrobit under this Agreement.

1.34.	“SOW” or “Statement or Work” shall mean any statement of work that describes a particular Project and is either attached to this Agreement as Exhibit A or executed by each Party’s authorized representative. References to the applicable SOW in this Agreement shall refer to the SOW describing the relevant Project.

1.35.	“Specifications” means the specifications for the Reference Phone set forth in the applicable SOW.

1.36.	“Sublicense Agreement” shall mean a sublicense agreement whose form and terms the Parties have approved for use in their respective licensing of the Reference Phone Rights.

1.37.	“Telecommunication Standard” shall mean a standard adopted by a recognized standard-setting body, including, but not limited to, ETSI, ITU, UMTS, or CTIA.

1.38.	“TerreStar Data” shall mean data, information and materials provided by or on behalf of TerreStar to Elektrobit for purposes of this Agreement, which includes (but is not limited to) circuit designs, the Specifications and any other specifications, information regarding TerreStar’s satellite and terrestrial services and or other systems, equipment, software, hardware, technology, research, development and other similar information disclosed or submitted to Elektrobit by or on behalf of TerreStar pursuant to the applicable SOW or otherwise in the performance of this Agreement.

1.39.	“TerreStar End Customer” shall mean a Person that acquires an End Product manufactured by TerreStar or by a TerreStar Sublicensee.

1.40.	“TerreStar-Furnished Item” shall mean any item expressly identified as a “TerreStar-Furnished Item” in the applicable SOW or identified by TerreStar on the applicable Third Party IP List.

1.41.	“TerreStar Sublicensee” shall mean a third party to whom TerreStar sublicenses the Reference Phone Rights for the purposes of manufacturing End Products.

1.42.	“Third Party Contract” shall mean an agreement between TerreStar and a third party granting TerreStar the right to make Third Party Contributions available to Elektrobit in connection with this agreement.

1.43.	“Third Party Contributions” shall mean the third party technology, designs, software and hardware components and other items and materials, and any Intellectual Property Rights therein, employed by Elektrobit in providing the Deliverables or otherwise necessary in the use of any Deliverable. “Third Party Contributions” do not include any such items developed by Elektrobit Personnel.

1.44.	“T&M Project” shall mean a Project for which the Design Charges are calculated on a time and materials basis.

2.	Development and Licensing Terms.

2.1.	Reference Phone Development; Payments

2.1.1	Overview. Elektrobit shall develop for TerreStar one or more hybrid satellite-terrestrial based Reference Phones as provided herein and as detailed in the SOW(s). Projects shall be priced as T&M Projects or Fixed Fee Projects as the Parties agree and as set forth in the applicable SOW.

2.1.2	Design Charges for T&M Projects. For each T&M Project, Elektrobit estimates, in good faith, that it can perform the Services for an amount not to exceed the amount specified in the applicable SOW (the “NTE Price”). Elektrobit shall perform all such Services hereunder on a time and materials basis as described in the applicable SOW, and TerreStar shall, as partial consideration therefor, pay to Elektrobit the Design Charges; provided that TerreStar shall have no obligation to make any payment to Elektrobit in excess of the NTE Price. Elektrobit shall have no obligation to continue performing such Services to the extent the cost of materials plus the applicable hourly rates multiplied by the number of hours worked (the “Work Effort”) exceeds the NTE Price, provided that, no later than the date on which Elektrobit submits the first invoice following the date it becomes aware that the Work Effort will exceed the NTE Price, Elektrobit notifies TerreStar and provides a revised estimate for performing the Services for the applicable T&M Project, in writing, to TerreStar’s Project Manager. Elektrobit shall also provide TerreStar with a revised estimate if at any time Elektrobit believes that the estimated price of such Services will be greater than the NTE Price. Elektrobit shall proceed with such Services to the extent that TerreStar approves, in writing, an increase in the NTE Price.

2.1.3	Design Charges for Fixed Fee Projects. For each Fixed Fee Project, Elektrobit shall perform all Services for an amount specified in the applicable SOW, and TerreStar shall, as partial consideration therefor, pay to Elektrobit the Design Charges.

2.1.4

Invoicing and Payment. Elektrobit will invoice TerreStar monthly for the Design Charges, based on (i) for T&M Projects, Services rendered (to be invoiced at the hourly rates specified in the applicable SOW) as such invoiced amount is adjusted in accordance with Section 4.5 and Reimbursable Expenses incurred during the immediately preceding month, and (ii) for Fixed Fee Projects, the Milestone Payment for each Milestone for which all Deliverables were accepted in accordance with the terms of Section 5 (Acceptance Procedure) during the immediately preceding month. All invoices, or portions thereof, not subject to a good faith dispute will be payable within [***] of receipt (the “Original Due Date”); provided that TerreStar’s right to withhold a disputed amount shall be conditioned on TerreStar submitting to Elektrobit a written explanation of its reason for disputing any invoice, or portion thereof, prior to the Original Due Date of the disputed invoice. The EMOC shall attempt to resolve such disputes in an expedited manner and in accordance with Section 14.7. If the Parties cannot resolve such dispute within [***] from the Original Due Date of the disputed invoice, TerreStar shall pay the disputed amount to Elektrobit pending the ultimate resolution of the dispute. An invoice, or portion thereof, shall be deemed “Properly Payable” (i) on its Original Due Date, if it is not disputed by TerreStar as hereinabove provided on or prior to its Original Due Date, (ii) [***] after, and to the extent that, a dispute described above is resolved in Elektrobit’s favor, or (iii) [***] after the Original Due Date if a dispute described above has not yet been resolved. Nothing in this Agreement shall restrict TerreStar from disputing any invoice after its due date; however, TerreStar shall not be permitted to withhold payments that it disputes after the due date. Any Properly Payable amount so invoiced to TerreStar hereunder, as well as any other properly payable amount payable hereunder by either Party to the other, that is not paid when due will bear interest at a rate per annum equal to [***] percent ( [***] %) or, if less, the maximum rate permitted by applicable law (the “Applicable Rate”), from the due date (which, in the case of disputed invoices resolved in favor of Elektrobit and undisputed invoices, shall be the Original Due Date) until the date of payment. Elektrobit shall refund to TerreStar any amount subject to a good faith dispute and paid by TerreStar to Elektrobit pending the resolution of such dispute, to the extent the amount paid by TerreStar is ultimately determined to not be payable to Elektrobit. Elektrobit shall refund such amount to TerreStar within [***] of such resolution, with interest at the Applicable Rate, from the date paid by TerreStar until the refund date.

2.1.5	Suspension for Late Payment. Without limiting any other right or remedy that may be available to Elektrobit hereunder or under applicable law, in the event that (a) TerreStar shall fail to pay any Properly Payable portion of the Design Charges by the due date for such payment, and such failure shall continue for more than [***] following such due date, and (b) the aggregate then-overdue amount of such Design Charges payable by TerreStar exceeds [***], then Elektrobit shall have the right, on [***]’ notice, to suspend performance of its Services until all overdue Properly Payable amounts have been paid, and the time for delivery of all remaining Deliverables will be extended by the period that said payments were overdue.

2.1.6	Subcontracting. Elektrobit shall not directly or indirectly subcontract the performance of any material portion of the Services to any third party without the prior written approval of TerreStar, except that such approval shall not be required if the subcontractor is another entity that is a majority owned direct or indirect subsidiary of Elektrobit Corporation. Notwithstanding any such approval or other permitted subcontracting, Elektrobit shall at all times remain solely responsible and liable for: (i) performance of the Services by all Elektrobit Personnel in conformity with the terms and conditions of this Agreement and the applicable Statement of Work, and (ii) all acts and omissions of Elektrobit Personnel.

2.2.	Milestones. The following provisions will govern the delivery of Deliverables hereunder.

2.2.1	Milestone Dates. Elektrobit will, except as otherwise provided in this Agreement, use commercially reasonable efforts to comply with the schedule of Milestone Dates set forth in the applicable SOW.

2.2.2	Notice and Submission. Elektrobit will provide written notice to TerreStar on completion of a Milestone and submit at the same time the applicable Deliverables for such Milestone to TerreStar. TerreStar shall verify the acceptability of the Deliverables for each Milestone in accordance with the terms of Section 5 (Acceptance Procedure).

2.3.	Statement of Work Changes.

2.3.1	Notification. Elektrobit will promptly notify TerreStar in writing of any circumstances it becomes aware of that will impact a Milestone Date.

2.3.2	Process. Any Changes shall be implemented and approved solely in accordance with the terms of Sections 4.2 (Changes) and 4.3 (Directed Change).

2.3.3	Supplier Changes. TerreStar may wish to select particular components from specified suppliers to be integrated into the Reference Phone. Components that are required to be integrated into the Reference Phone must be identified in the applicable SOW. Should TerreStar decide to change component suppliers for the Reference Phone, significant change to the applicable SOW might be required.

2.4.	Reference Phone Licensing.

2.4.1	Overview. Following completion of the final Milestone in a Project, acceptance of the Project’s Reference Phone by TerreStar and acquisition by the Parties of joint ownership in the Project’s Reference Phone Rights as provided in Section 6.1, the Parties will have the right to license such Reference Phone Rights to third parties as hereinafter provided. Notwithstanding any ownership or other rights possessed by either party in such Reference Phone Rights, neither Party shall have the right to license any Reference Phone Rights prior to the acquisition by the Parties of joint ownership in such Reference Phone Rights as provided in Section 6.1.

2.4.2	Rights of Each Party. Each Party hereby grants the other Party, [***] , an irrevocable, perpetual, nontransferable, royalty-bearing (as hereafter provided), worldwide right and license, under the Reference Phone Rights, with the right to grant sublicenses, (i) to make, have made, use, sell, import, have sold, lease and have leased products that would infringe any Reference Phone Rights but for such license grant and (ii) to copy, modify, distribute, use, perform and make derivative works of the Reference Phone Rights. [***] Notwithstanding the foregoing, Elektrobit hereby grants to TerreStar the right to [***]

2.4.3	Use of Sublicense Agreement. The Parties will license the Reference Phone Rights to their respective Sublicensees in accordance with the Sublicense Agreement.

2.4.3.1.	Each Party shall have the right to charge such royalties or fees to its respective Sublicensees and to modify the warranties and indemnification provisions of the Sublicense Agreement with its Sublicensees, as such Party chooses.

2.4.3.2.	Each Party acknowledges and agrees that in licensing the Reference Phone Rights to its Sublicensees, such Party (the “Sublicensor Party”) acts solely at its own risk and as between the Parties, shall have sole liability and responsibility under and in connection with Sublicense Agreements entered into by it, including, without limitation, in respect of any warranties given or indemnification obligations undertaken in or pursuant to such Sublicense Agreement, and will indemnify, defend and hold harmless the other Party from and against any and all Losses (as hereinafter defined) asserted against such other Party by the Sublicensor Party’s Sublicensees or others under, in connection with, or by virtue of a Sublicense Agreement between the Sublicensor Party and its Sublicensees, except with respect to claims for which the other Party is obligated to indemnify the Sublicensor Party pursuant to Section 9.3.

2.4.3.3.	Except as set forth in Sections 9.1 and 9.2, or unless otherwise agreed in writing, neither Party shall be responsible for obtaining any third party licenses required in order for the other Party to exercise its respective rights under this Section 2.4, or for the cost thereof.

2.4.4	Royalties. Each Party shall pay or cause to be paid to the other the royalties hereinafter set forth based on its use or licensing of the Reference Phone Rights. Such royalties will be payable irrespective of whether a Party receives royalty payments from its Sublicensees. Subject to its performance of its payment obligations hereunder, each Party shall be entitled to retain any royalties or other amounts it receives from its respective Sublicensees.

2.4.4.1.	TerreStar Royalty Obligations.

[***]

[***]

2.4.4.2.	Elektrobit Royalty Obligations.

[***]

[***]

2.4.4.3.	Payment. Any on-going royalty payments will be due and payable within [***] after the end of each calendar quarter.

2.4.5	Use of Undisclosed Third Party Intellectual Property. In the event that Elektrobit determines that it would be useful or desirable to incorporate a Third Party Contribution (other than an item identified as a “Third Party Contribution” or “TerreStar-Furnished Item” in the applicable SOW) into a Deliverable or to use such Third Party Contribution in the performance of the Services, Elektrobit shall so inform TerreStar in writing (including any restrictions and payment obligations associated with such Third Party Contribution) and shall not incorporate or use such Third Party Contribution without TerreStar’s prior written consent.

2.5.	Opportunity to Bid. TerreStar will use commercially reasonable efforts to provide Elektrobit with an opportunity to submit a bid or proposal in response to any request for proposal or request for quote that TerreStar may issue to other third parties for the purchase of End Products.

2.6.	Coordination. To the extent they may legally do so, the Parties will use reasonable efforts to coordinate their respective marketing efforts to as to minimize confusion among customers or potential customers and to ensure cohesive communication.

3.	TerreStar Resources.

Unless otherwise specified in the applicable Statement of Work, TerreStar shall be responsible for the following:

3.1.	Assistance. TerreStar shall make available to Elektrobit, in a timely manner, necessary and advisable resources identified as “TerreStar-Furnished Items” in the applicable Statement of Work. Unless specified otherwise in the applicable SOW, TerreStar shall make available (at TerreStar’s expense) to Elektrobit the following resources in connection with the Project: (a) appropriate subject matter experts for interviewing as to business processes, systems, requirements, and other relevant subjects; and (b) appropriate TerreStar Data, as identified in the applicable Statement of Work or otherwise agreed in writing by the Parties. Elektrobit shall not provide access to or use of the TerreStar-Furnished Items to any third party other than an authorized subcontractor, consultant and/or agent of Elektrobit for purposes of performing the Services. Elektrobit shall ensure that no lien, encumbrance, pledge or other interest whatsoever attaches to the TerreStar-Furnished Items. Failure or delay of TerreStar to provide TerreStar-Furnished Items shall not constitute a breach of this Agreement, but shall only excuse Elektrobit from the performance of its obligations under this Agreement to the extent affected thereby.

3.2.

TerreStar Background Rights. TerreStar hereby grants, to the extent it has the right to do so, to Elektrobit a non-exclusive, non-transferable, irrevocable, perpetual, royalty-bearing (as provided for in this Section 3.2 with respect to Third Party Intellectual Property Rights and Section 2.4.4), worldwide and unlimited right and license, with the right to grant sublicenses, to utilize the TerreStar Background Rights in connection with the activities contemplated by this Agreement. Notwithstanding the foregoing, to the extent TerreStar Background Rights consist of third party Intellectual Property Rights, such license shall be subject to any additional restrictions, conditions and third party license fees required or imposed by such third party. TerreStar shall notify Elektrobit in writing if any TerreStar Background Rights contain third party Intellectual Property Rights, including notification of all applicable restrictions, conditions, and third-party license fees or that no such restrictions, conditions, and third-party license fees apply, as the case may be (the “TerreStar Third Party IP List”), or if any TerreStar Background Rights are otherwise subject to restrictions, conditions, and third-party license fees. Without limiting Section 9.2, nothing in this Agreement shall require TerreStar to acquire additional rights to third-party Intellectual Property Rights.

3.3.	Restrictions on TerreStar Background Rights. This Section 3.3 shall serve as the written notice of the following restrictions required in Section 3.2, and no additional notice shall be required: (i) Elektrobit shall not exercise the license rights granted in Section 3.2 above, with respect to any TerreStar Background Rights, in connection with developing, implementing, providing or maintaining mobile satellite service or mobile satellite service with an ancillary terrestrial component, in either case using the L-band; and (ii) Elektrobit shall exercise the license rights granted in Section 3.2 above, with respect to any Intellectual Property Rights identified by TerreStar as being owned by ATC Technologies, LLC, solely in connection with developing, implementing, providing or maintaining mobile satellite service or mobile satellite service with an ancillary terrestrial component, in either case solely using the S-band in connection with services offered by TerreStar to its customers.

4.	Project Management.

4.1.

Executive Management Oversight Committee. Each Party shall appoint two individuals (each, a “Project Manager”) who, from the Effective Date, shall serve as the representatives for each such Party on the Executive Management Oversight Committee (“EMOC”) under this Agreement. The EMOC (a) shall have overall responsibility for managing and coordinating the performance of the Parties under this Agreement and the SOWs, including, but not limited to, using reasonable efforts to resolve any disputes between the Parties regarding the terms of this Agreement and the SOWs and the performance of the Parties under this Agreement and the SOWs in accordance with the terms of Section 14.7 (Dispute Resolution); and (b) shall be responsible for approving and making any Changes (as set forth below in Section 4.2 (Changes)). Each Project Manager is authorized to act for and on behalf of such Party with respect to all matters relating to this Agreement and the SOWs. Approval by the EMOC on any matter shall require approval by all participating Project Managers, which must in any event include at least one Project Manager from each Party. The initial Project Managers for TerreStar and Elektrobit shall be designated in writing by the Parties upon execution of this Agreement. Any Party may change its Project Manager(s) upon reasonable notice to the other Party.

4.2.	Changes. All Changes shall be controlled using a formal change control process to be adopted by the EMOC (the “Change Control Process”). Except as set forth in Section 4.3, no Changes will be implemented without (a) approval of the EMOC in accordance with the Change Control Process and (b) a written agreement setting forth and defining the specific Changes approved by the EMOC and any mutually agreed change to the NTE Price. Elektrobit shall propose and perform the changed Services in a manner that minimizes TerreStar’s costs and any schedule delays. For Changes to T&M Projects, Elektrobit shall provide an estimate of the amount of any cost increase or decrease, which shall be determined to reflect the increase or decrease in the estimated cost of materials and the applicable hourly rates multiplied by the increase or decrease in the estimated number of hours required. The amount of any price increase or decrease due to a Change to a Fixed Fee Project shall be determined in a manner consistent the methodology used to determine the initial Design Charges of such Fixed Fee Project.

4.3.	Directed Change. The Parties shall attempt to reach agreement as to any adjustment to the NTE Price and/or Design Charges (in each case, if applicable), schedule and other terms and conditions due to a Change requested by TerreStar. However, if the Parties fail to agree to any such adjustment, then TerreStar may direct Elektrobit to proceed with the requested Change, in which case, Elektrobit shall proceed with the Change as so directed, and the Parties shall continue to negotiate the adjustments to the Agreement. Pending completion of such negotiations or dispute resolution, TerreStar shall compensate Elektrobit for the Services on a time and materials basis, based on the actual cost to Elektrobit of any additional materials required and the applicable hourly rates multiplied by the hours worked pursuant to the directed Change.

4.4.	Feasibility Issues. Notwithstanding any other provision of this Agreement, the Parties acknowledge that the Project presents development risks. Elektrobit shall, from time to time, advise the EMOC of any such risks or issues it encounters or anticipates in the performance of the Services. The Change Control Process will be used to implement modifications to the applicable SOW to take any such risks or issues into account.

4.5.	Job Activity Forecasting. The EMOC shall meet monthly, or more often as agreed by the Parties, to review Elektrobit’s submitted forecast of job activities for the upcoming month and to review job activities accomplished by Elektrobit during the prior month. The EMOC may adjust job activity forecasts that have previously been submitted by Elektrobit and reviewed by the EMOC at any time to account for new information, development risks, or issues. For T&M Projects, if the job activities accomplished in a given month do not meet the forecast for such month, TerreStar may withhold from its payment for such month an amount equitably determined by the EMOC, taking into account the effort expended on the forecasted job activities and information, the proportion and relative importance of the forecasted job activities accomplished, development risks, or issues first made known to the Parties during the relevant month or continuing development risks or issues, until Elektrobit accomplishes such job activities or the EMOC determines that such payment should no longer be withheld. TerreStar’s disagreement with a determination of the EMOC concerning whether, or what portion, TerreStar may withhold from its payment for such month shall be the basis of a good faith dispute pursuant to Section 2.1.4.

5.	Acceptance Procedure.

The following acceptance procedure shall apply to the Deliverables:

5.1.	Acceptance Period for Deliverables. Upon receipt of each Deliverable from Elektrobit pursuant to Section 2.2.2, TerreStar shall have [***] in which to examine such Deliverable (the “Acceptance Period”). If the Deliverable complies in all material respects with the Acceptance Test Plan set forth in the applicable Statement of Work, TerreStar shall notify Elektrobit of its acceptance of the Deliverable.

5.2.	Cure Period. If any Deliverable fails to comply in all material respects with the Acceptance Test Plan set forth in the applicable Statement of Work, TerreStar shall notify Elektrobit in writing of the non-compliance, and shall provide Elektrobit with available information concerning such non-compliance (a “Notice of Non-Compliance”). Upon receipt of a Notice of Non-Compliance, Elektrobit shall have [***] to cure the deviations identified in the Notice of Non-Compliance. Elektrobit shall resubmit the corrected Deliverable to TerreStar as soon as commercially and technically practicable, and TerreStar shall be afforded a further Acceptance Period in accordance with this Section 5 (Acceptance Procedure). If TerreStar furnishes to Elektrobit one or more further Notices of Non-Compliance, the foregoing process will be repeated as necessary; provided that any non-compliance that exists following the cure period for the third and any subsequent Notice of Non-Compliance shall be deemed a Material Breach for purposes of Section 12.2.2.1 (Termination for Cause – Material Breach).

5.3.	Acceptance. In the event that (a) TerreStar notifies Elektrobit that it has accepted any Deliverable, (b) the applicable Acceptance Period expires without TerreStar providing a Notice of Non-Compliance, or (c) Elektrobit is unable to reproduce the asserted material deviations listed on the Notice of Non-Compliance and so notifies TerreStar, then TerreStar shall be deemed to have accepted the Deliverable. A failure by TerreStar to discover or notify Elektrobit of defects within the Acceptance Period shall not negate Elektrobit’s applicable representations or warranties under Section 7 (Elektrobit Representations and Warranties).

6.	Ownership of Work Product.

6.1.	Work Product; Ownership. Upon completion of each Reference Phone and final acceptance thereof by TerreStar in accordance with the terms hereof, and subject to (a) TerreStar’s payment in full of the Properly Payable Design Charges payable to Elektrobit under this Agreement, (b) Section 6.2 (Existing Intellectual Property), and (c) Section 6.3 (Third Party Contributions) all Reference Phone Rights will be owned jointly by the Parties as hereinafter provided.

6.1.1	Assignment of Joint Ownership; Procedures. Subject to (a) TerreStar’s payment in full of the Properly Payable Design Charges due to Elektrobit under this Agreement, (b) Section 6.2 (Existing Intellectual Property), and (c) Section 6.3 (Third Party Contributions), Elektrobit hereby assigns an equal, undivided right, title and interest in and to the Reference Phone Rights, the Reference Phone, its design and all Intellectual Property Rights therein, including, without limitation, any patents issuing thereon, without the duty to account to the other, except for payment of the royalties pursuant to Section 2.4.4. The Parties intend that not later than Elektrobit’s delivery of the final Deliverable under the SOW annexed hereto as Exhibit A, the EMOC adopt rules governing the matters set forth in Sections 6.1.1.1 through 6.1.1.4 below, with such sections to apply until the adoption of such rules.

6.1.1.1.	Patent Prosecution and Maintenance. Prior to filing of a patent application or interference or opposition proceeding for any jointly owned invention covered hereby, each Party agrees to submit such applications and filings to the other Party for review, together with an estimate of the third party costs associated with such action in the relevant jurisdiction. The receiving Party shall have [***] to review such application and filing and provide either (i) corrections thereto, (ii) other comments, which the preparing Party agrees to consider in good faith, and (iii) whether the reviewing Party desires to share equally in the third party costs for filing, prosecuting and maintaining the applicable patent in the relevant jurisdiction. If the reviewing Party agrees to share in such third party costs, the filing party shall be responsible for payment of such costs to the applicable third parties and shall invoice the other Party at the end of each quarter for [***] percent ( [***] %) of such costs, which invoice shall include reasonable back-up documentation evidencing such costs. In the event that such third party costs exceed the estimate provided to the reviewing Party by more than [***] percent ( [***] %) of such estimate, the reviewing Party may withdraw from the prosecution and shall not be obligated to pay more than [***] percent ( [***] %) of the previously estimated cost. If the reviewing Party notifies the other Party that it does not desire to share in such costs or withdraws from the prosecution pursuant to the preceding sentence, Section 6.1.1.4 shall apply. Each Party shall provide the other Party with copies of all filings, office actions, draft responses and final responses by patent counsel and all communication and correspondence to and from the applicable patent office with respect to the Reference Phone Rights, as soon as reasonably possible. The Parties may, by a written agreement signed by the authorized representatives of each Party, modify the allocation of costs and rights associated with prosecuting and maintaining Reference Phone Rights.

6.1.1.2.	Enforcement. The Parties shall act in good faith to inform each other of any infringement of the Reference Phone Rights of which it becomes aware and shall provide any available evidence thereof. Each Party shall have the right, but not the obligation to enforce at its own expense the Reference Phone Rights; however, no settlement, consent judgment or other voluntary final disposition of such suit with regard to infringement may be entered into without the consent of the other Party, which shall not be unreasonably withheld. Each Party agrees to join any such action as a plaintiff, at the enforcing Party’s request. Prior to commencing an infringement enforcement action with respect to Reference Phone Rights, the initiating Party shall notify the other Party and inquire as to whether the second Party desires to share equally in the expenses of the infringement action. If the second Party agrees to equally share in the expenses of the enforcement action, then, (i) if the Parties prevail, the Parties shall share equally in the recovery and damages resulting from the infringement claim, after reimbursement of the actual costs incurred in connection with such infringement action (the “Enforcement Costs”), and (ii) if the Parties do not prevail, the Parties shall share equally in the Enforcement Costs. The Parties may, by a written agreement signed by the authorized representatives of each Party, modify the allocation of costs and awards resulting from enforcement actions.

6.1.1.3.	Defense. If a third party commences a declaratory judgment action alleging invalidity or noninfringement of any Reference Phone Rights, the Parties agree to cooperate in the defense of the patent and, unless a Party provides written notice to the contrary to the other Party, to share equally the costs of such defense. If a Party declines to share in the costs of such defense, Section 6.1.1.4 shall apply.

6.1.1.4.	Sharing of Costs Declined. If a Party declines to share the costs of filing, prosecuting and maintaining the applicable patent in the relevant jurisdiction pursuant to Section 6.1.1.1 or the costs of defending a declaratory judgment action under Section 6.1.2, the filing or defending Party shall bear such costs and, if the patent is granted or the defending Party prevails, respectively, then (x) if the declining Party is TerreStar, TerreStar shall assign its ownership rights in the patent in the relevant jurisdiction to Elektrobit and shall retain the license granted in Section 2.4.2, subject to payment of the royalties specified in Section 2.4.4.1, and (y) if the declining Party is Elektrobit, Elektrobit shall assign its ownership rights in the patent in the relevant jurisdiction to TerreStar and shall retain the license granted in Section 2.4.2, subject to payment of the royalties specified in Section 2.4.4.2 .

6.1.2	Marking Requirement. Each Party shall mark, or have marked, their products subject to the Reference Phone Rights with all applicable patent numbers, patent pending notices, copyright notices, confidentiality markings and other customary intellectual property notices.

6.2.	Existing Intellectual Property. Notwithstanding anything in Section 6.1 (Work Product; Ownership), Elektrobit shall retain all right, title and ownership to any Background Rights or any Intellectual Property Rights that it or its agents, affiliates, or subcontractors may create outside the scope of this Agreement; provided, however, that, subject to (a) TerreStar’s payment in full of the Properly Payable Design Charges due to Elektrobit under this Agreement (unless this Agreement is terminated by TerreStar pursuant to Section 12.2.2), (b) Section 6.2 (Existing Intellectual Property), and (c) Section 6.3 (Third Party Contributions), Elektrobit hereby grants to TerreStar a non-exclusive, non-transferable, irrevocable, royalty- bearing (as provided for in Section 2.4.4), worldwide and unlimited right and license to the Background Rights, with the right to grant sublicenses to others, (i) to make, have made, use, sell, import, have sold, lease, and have leased End Products that would otherwise infringe any of the Background Rights and (ii) copy, modify, distribute, use, perform and make derivative works of the Background Rights solely in connection with such End Products.

6.3.	Third Party Contributions. Notwithstanding anything in Section 6.1 (Work Product; Ownership), to the extent the Deliverables include any Third Party Contributions, neither ownership of nor any interest in such Third Party Contributions is transferred to TerreStar, except for such rights as are provided for under any agreement with the owners/licensors of such Third Party Contributions. Nothing in this Section 6.3 shall limit Elektrobit’s obligations under Section 2.4.5.

6.4.

Required Third Party Licenses. The Parties acknowledge and agree that the development Services may require licenses of intellectual property from third parties, including, without limitation, Hughes and the Selected Chipset Supplier. The Parties have sought to list in the applicable SOW all Third Party Contributions they anticipate requiring for the development phase. Elektrobit believes, in good faith, having undertaken due diligence, that it can provide the Deliverables, compliant with the

Specifications, without requiring the use of Third Party Contributions other than those identified as “Third Party Contributions” or “TerreStar-Furnished Items” in the applicable Statement of Work. If additional Third Party Contributions are required, Section 2.4.5 shall apply.

6.5.	Assistance. Each Party agrees to cooperate with the other in the procurement and maintenance of the rights in and to the Deliverables as described in this Section 6 (Ownership of Work Product) and elsewhere in this Agreement, and to execute, when requested, such documents as may be deemed reasonably necessary to carry out the purposes of this Section 6 (Ownership of Work Product) and this Agreement.

7.	Elektrobit Representations and Warranties.

Elektrobit represents and warrants, to and for the benefit of TerreStar, as follows:

7.1.	Compliance with Specifications. As of acceptance of the Deliverables in accordance with Section 5.3 (Acceptance) following completion of the final Milestone, Elektrobit’s contributions to the Deliverables shall for a period of [***] after the first commercial sale of an End Product incorporating any portion of such Deliverables to an End User, or if less, [***] from Certification, in all material respects, be free from material adverse defects and errors and shall meet the Specifications.

7.2.	Right to Convey. The licenses and rights granted by Elektrobit hereunder will be free of any claims, liens or conflicting rights granted by Elektrobit in favor of any third party.

7.3.	Performance Warranty. The Services will be performed in a workmanlike manner, in conformity with the professional standards for comparable services in the industry and in compliance with this Agreement.

7.4.	No Viruses. The Deliverables will contain no computer program(s) or computer code that intentionally corrupts computing systems, software, and/or computer networks, including any so-called “worms” or “viruses”, at the time of delivery, and prior to delivery Elektrobit will have taken reasonable precautions to ensure that the Deliverables are free of any such computer program(s) or computer code, including the use of up-to-date, industry-standard virus checking software.

7.5.	Corporate Warranties. Elektrobit is a validly existing corporation in good standing under the laws of the jurisdiction in which it was incorporated, and it is duly qualified and in good standing to conduct the business contemplated by this Agreement in all jurisdictions in which the business conducted (or to be conducted); Elektrobit has the power and authority to enter into and to perform the obligations of this Agreement, and the execution and performance of this Agreement by Elektrobit does not, and shall not, violate any agreements, rights or obligations between Elektrobit and any third party; Elektrobit is and shall remain in compliance with all applicable licenses, permits and regulatory requirements; and this Agreement has been duly and validly executed and delivered by Elektrobit and, without further action, constitutes a valid and legally binding obligation of Elektrobit.

7.6.	Non-Infringement. Elektrobit’s contributions to the Deliverables shall not, to Elektrobit’s knowledge, infringe third party Intellectual Property Rights; provided, however, that to Elektrobit’s knowledge the Deliverables may incorporate technology that is part of a Telecommunication Standard and Elektrobit makes no representation or warranty that the Deliverables will not infringe third party patents that are necessarily infringed by implementing the Telecommunication Standard.

7.7.	Disclaimer of Other Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 7 (Elektrobit Representations and Warranties) OR IN THE APPLICABLE STATEMENT OF WORK AND IDENTIFIED THEREIN AS EXPRESS WARRANTIES, ELEKTROBIT MAKES NO OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

7.8.	TerreStar Remedy for Breach of Warranty. In the event a breach of the representations and warranties set out in Section 7.1 (Compliance with Specifications) is discovered by TerreStar, TerreStar agrees to provide Elektrobit prompt written notice of TerreStar’s discovery of such breach, including reasonably available details of the nature of such errors, defects or failures of the Deliverables. TerreStar agrees to provide reasonable cooperation to Elektrobit in connection with diagnosing and remedying any such error, defect or failure of the Deliverables that may be discovered. Elektrobit shall, as its sole obligation and TerreStar’s sole remedy, correct at its own expense any defect, error, failure to meet the Specifications, or other condition giving rise to a breach of any warranty set out in Section 7.1 (Compliance with Specifications) within [***] or, if Elektrobit can demonstrate that it is not feasible to provide such correction within [***], as soon as feasible, after Elektrobit becomes aware of such condition. If the correction of such condition includes modification of software, Elektrobit shall make such software available to all End Customers as a user upgrade at no charge. Elektrobit shall not be deemed to be in breach of the representations and warranties set out in Section 7.1 (Compliance with Specifications) to the extent that any errors, defects or failures are caused by (i) the TerreStar Data or any Third Party Contributions (excluding Third Party Contributions incorporated into the Deliverables by Elektrobit Personnel without TerreStar’s consent in accordance with Section 2.4.5), it being agreed that Elektrobit’s sole obligation in respect of such Third Party Contributions shall be as set forth in Section 7.9 below; (ii) TerreStar’s or any TerreStar End Customer’s or TerreStar Sublicensee’s negligence or misuse; (iii) any alteration or repair by any third party not approved in writing by Elektrobit (unless TerreStar retained the third party in response to Elektrobit’s failure or refusal to comply with the warranty); or (iv) any operation of the Deliverables outside of environmental specifications set forth in the applicable SOW.

7.9.	Covenants Regarding Third Party Contributions. Elektrobit shall (i) use reasonable commercial efforts to cause any warranties with respect to Third Party Contributions provided by Elektrobit to run in favor of TerreStar, (ii) provide reasonable assistance to TerreStar in enforcing such warranties, or if such warranties do not run in favor of TerreStar, at TerreStar’s reasonable request and at its expense, seek available remedies for breach of warranty with respect to such Third Party Contributions, and (iii) use reasonable commercial efforts to implement work-arounds to overcome any defects in Third Party Contributions (other than TerreStar-Furnished Items).

7.10.	Compliance with Laws.

7.10.1

General. Elektrobit shall perform its obligations under this Agreement in accordance with all applicable national, federal, provincial, state and local statutes, laws, rules and regulations, and in accordance with the conditions of all applicable permits and licenses. Without limiting the generality of the foregoing,

Elektrobit agrees that, to the extent applicable, it will not assign any individual to perform Services within the United States who is an unauthorized alien under the Immigration Reform and Control Act of 1986 or its implementing regulations. In the event any Elektrobit Personnel performing Services within the United States are discovered to be unauthorized aliens, Elektrobit will immediately remove such individuals from performing Services and replace such individuals with individuals who are not unauthorized aliens.

7.10.2	Anti-Corruption. Without limiting the generality of Section 7.10.1, none of Elektrobit, any subsidiary or affiliate thereof, or their respective officers, directors, employees or agents shall take any action that would violate applicable anti-bribery and anti-corruption measures, including but not limited to the FCPA.

7.10.3	Export Compliance. Without limiting the generality of Section 7.10.1, Elektrobit shall not, directly or indirectly, take any action that would cause TerreStar to be in violation of U.S. anti-boycott laws under the U.S. Export Administration Act (“EAA”) or as in effect pursuant to the International Emergency Economic Powers Act (“IEEPA”), the U.S. Internal Revenue Code, the Export Administration Regulations (“EAR”), the Arms Export Control Act (“AECA”) (as implemented by the International Trade in Arms Regulations (“ITAR”)), or any other regulation thereunder. Elektrobit shall not, without prior written authorization from the Department of Commerce, the Department of State or other agency of the U.S. Government having jurisdiction, export or re-export, directly or indirectly, any U.S. source technical data (as defined in accordance with applicable regulation) or any products utilizing any such data, to any country for which at the time of export or re-export, an export license or other governmental approval is required by an applicable statute or regulation.

7.10.4	Remedies. Elektrobit shall indemnify TerreStar for any civil or criminal liability resulting from non-compliance with any provisions of Section 7.10 by Elektrobit, any subsidiary or affiliate thereof, and any of their respective officers, directors, employees and agents. Failure of Elektrobit to comply with Section 7.10 may result in immediate termination of this contract for cause by TerreStar at its election.

8.	TerreStar Representations and Warranties; Covenants.

TerreStar represents and warrants, to and for the benefit of Elektrobit as follows:

8.1.	Corporate Warranties. TerreStar is a validly existing corporation in good standing under the laws of the jurisdiction in which it was incorporated, and it is duly qualified and in good standing to conduct the business contemplated by this Agreement in all jurisdictions in which the business conducted (or to be conducted); TerreStar has the power and authority to enter into and to perform the obligations of this Agreement, and the execution and performance of this Agreement by TerreStar does not, and shall not, violate any agreements, rights or obligations between TerreStar and any third party; TerreStar is and shall remain in compliance with all applicable licenses, permits and regulatory requirements; and this Agreement has been duly and validly executed and delivered by TerreStar and, without further action, constitutes a valid and legally binding obligation of TerreStar.

8.2.	Right to Convey. The licenses and rights granted by TerreStar hereunder will be free of any claims, liens or conflicting rights granted by TerreStar in favor of any third party.

8.3.	Non-Infringement. The TerreStar Data, TerreStar Background Rights, TerreStar-Furnished Items or Third Party Contributions provided by TerreStar to Elektrobit, each as licensed under this Agreement, shall not, to the knowledge of TerreStar, infringe third party Intellectual Property Rights; provided, however, that to TerreStar knowledge any of the foregoing items may incorporate technology that is part of a Telecommunication Standard and TerreStar makes no representation or warranty that the such items will not infringe third party patents that are necessarily infringed by implementing the Telecommunication Standard.

8.4.	Disclaimer of Other Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE 8 (TerreStar Representations and Warranties), TERRESTAR MAKES NO OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

8.5.	Assertion of Warranty Rights on Behalf of Elektrobit. With respect to all Third Party Contracts that are executed after the execution of the applicable SOW, TerreStar shall use reasonable commercial efforts to cause any warranties with respect to Third Party Contributions provided by TerreStar to run in favor of Elektrobit. At Elektrobit’s reasonable request and expense, TerreStar shall, on Elektrobit’s behalf, seek available remedies for breach of warranty with respect to Third Party Contributions provided by TerreStar, to the extent TerreStar is permitted to do so under the Third Party Contract. In the event of a claim against Elektrobit that an item on the TerreStar Third Party IP List infringes the Intellectual Property Rights of a third party, TerreStar shall use commercially reasonable efforts to flow-through and enforce the indemnification obligations, if any, in the applicable Third Party Contract with respect to such claim. TerreStar shall provide to Elektrobit the terms and conditions of any indemnification and warranty provision in the Third Party Contract, subject to any confidentiality provisions pertaining to the Third Party Contract.

8.6.	Compliance with Laws.

8.6.1	General. TerreStar shall perform its obligations under this Agreement in accordance with all applicable national, federal, provincial, state and local statutes, laws, rules and regulations, and in accordance with the conditions of all applicable permits and licenses.

8.6.2	Anti-Corruption. Without limiting the generality of Section 8.6.1, none of TerreStar, any subsidiary or affiliate thereof, or their respective officers, directors, employees or agents shall take any action that would violate applicable anti-bribery and anti-corruption measures, including but not limited to the FCPA.

8.6.3

Export Compliance. Without limiting the generality of Section 8.6.1, TerreStar shall not, directly or indirectly, take any action that would cause Elektrobit to be in violation of U.S. anti-boycott laws under the U.S. Export Administration Act (“EAA”) or as in effect pursuant to the International Emergency Economic Powers Act (“IEEPA”), the U.S. Internal Revenue Code, the Export Administration Regulations (“EAR”), the Arms Export Control Act (“AECA”) (as implemented by the International Trade in Arms Regulations (“ITAR”)), or any other regulation thereunder. TerreStar shall not, without prior written authorization from the Department of Commerce, the Department of State or other agency of the U.S. Government having jurisdiction, export or re-export, directly or indirectly, any U.S. source technical data (as defined in accordance with applicable regulation) or any products utilizing any such data, to any country for which at the time of export or re-export, an export license or other governmental approval is required by an applicable statute or regulation.

8.6.4	Remedies. TerreStar shall indemnify Elektrobit for any civil or criminal liability resulting from non-compliance with any provisions of Section 8.6 by TerreStar, any subsidiary or affiliate thereof, and any of their respective officers, directors, employees and agents. Failure of TerreStar to comply with Section 8.6 may result in immediate termination of this contract for cause by Elektrobit at its election.

9.	Indemnification.

9.1.	Indemnification by Elektrobit.

9.1.1	Indemnification Obligation. Subject to Section 9.1.2, Elektrobit agrees that it shall indemnify, defend and hold TerreStar, and its affiliates, and any of their employees, officers, contractors and agents (the “TerreStar Indemnitees”) harmless from and against any and all fees, damages, expenses, liability or losses arising from any claim, suit, action, including those described in Section 9.3 below, (including reasonable attorney’s fees) (each a “Loss” and collectively, “Losses”) arising from:

(a)	any breach of the representation and warranty set forth in Section 7.6 (Non-Infringement);

(b)	an allegation that any Service or Deliverable provided by Elektrobit hereunder, or the exercise of any rights conferred by Elektrobit pursuant to this Agreement with respect to any Deliverable, infringes or misappropriates any (i) third party’s copyright, trade secret, or mask work, to the extent incorporated into the Service or Deliverable by Elektrobit Personnel; (ii) Intellectual Property Right created or developed by one or more Elektrobit Personnel; or (iii) patent of a third party, regardless of when such patent issued;

(c)	Elektrobit’s use of any third party Intellectual Property Rights incorporated in the TerreStar Background Rights in violation of any restrictions, conditions and third party license fees required or imposed by the third party licensor and that are set forth in this Agreement or that are otherwise communicated to Elektrobit in writing (provided that this indemnification obligation shall apply only to Losses arising from Elektrobit’s use of the infringing item subsequent to Elektrobit’s receipt of such notice);

(d)	an injury (including death) of any person or damage to tangible personal or real property proximately caused by an act or omission of Elektrobit or any Elektrobit Personnel; or

(e)	breach of the representation and warranty set forth in Section 7.5 (Corporate Warranties);

or any claim, suit, action by any Elektrobit Personnel, except to the extent such claim arises from the willful misconduct of TerreStar.

9.1.2	Exceptions; Process. Elektrobit shall not be obligated to indemnify the TerreStar Indemnitees under Section 9.1.1(a) or (b) to the extent that such Loss results from (i) any TerreStar Data, TerreStar Background Rights or TerreStar-Furnished Items; (ii) any Third Party Contributions to the extent TerreStar consents to the incorporation of such Third Party Contribution in the Deliverable, pursuant to Section 2.4.5; (iii) any alteration or repair by any third party not approved in writing by Elektrobit (unless TerreStar retained the third party in response to Elektrobit’s failure or refusal to comply with its warranty obligations); or (iv) implementing the Telecommunication Standard where a commercially reasonable non-infringing implementation is not available and provided that, if Elektrobit had knowledge of the potential infringement, that Elektrobit informed TerreStar of the potential infringement, received EMOC’s written consent to the inclusion of the potentially infringing item, and reasonably assisted TerreStar’s efforts to obtain license rights to avoid such infringement. TerreStar shall notify Elektrobit promptly of any third party claim in connection with the foregoing, shall give Elektrobit sole control of the defense or settlement of the claim (provided that Elektrobit shall not settle such claim without the prior written consent of TerreStar, which shall not be unreasonably withheld), and shall cooperate reasonably with Elektrobit in connection therewith (at Elektrobit’s reasonable expense), in the defense or settlement of such claim. If any Deliverable, or any portion of the Deliverables, is found in any indemnified claim to infringe the rights of any third party and its use is enjoined, or in Elektrobit’s reasonable opinion is likely to be enjoined, Elektrobit will, at its option and expense, either procure for the TerreStar Indemnitee a license or right to continue to use the Deliverables or the applicable portion of the Deliverables, replace the Deliverables or applicable portion with a non-infringing product or portion, or modify the Deliverables or infringing portion to become non-infringing. Elektrobit shall have no liability for settlements made without Elektrobit’s express written consent. Should TerreStar desire to have its own counsel participate in any such action, the cost of such counsel shall be exclusively TerreStar’s.

9.2.	Indemnification by TerreStar.

9.2.1	Indemnification Obligation. Subject to Section 9.2.2, TerreStar agrees that it shall indemnify, defend and hold Elektrobit, its affiliates, and any of their employees, officers, contractors and agents (the “Elektrobit Indemnitees”) harmless from and against any and all Losses arising from:

(a)	any breach of the representation and warranty set forth in Section 8.3 (Non-Infringement);

(b)	an allegation that any TerreStar Data, TerreStar Background Rights or TerreStar-Furnished Items provided by TerreStar to Elektrobit hereunder, or the exercise of any rights conferred by TerreStar with respect to such TerreStar Data, TerreStar Background Rights or TerreStar-Furnished Items pursuant to this Agreement with respect to the Reference Phone Rights, infringes or misappropriates any third party Intellectual Property Right;

(c)

an allegation that Elektrobit’s use of a TerreStar-Furnished Item infringes or misappropriates a Third Party Intellectual Property Right, to the extent such infringement or misappropriation is based on the violation of a restriction or condition or non-payment of a third-party license fee imposed on TerreStar by its licensor of such TerreStar-Furnished Item, where

TerreStar did not notify Elektrobit of such restriction, condition or third-party license fee, or where no Elektrobit Project Manager (or more senior personnel) or Elektrobit Personnel working on a Project who report directly to an Elektrobit Project Manager (or more senior personnel) was otherwise actually aware of such restriction, condition or third-party license fee, at the time of such infringement or misappropriation;

(d)	an injury (including death) of any person or damage to tangible personal or real property proximately caused by an act or omission of TerreStar or any TerreStar personnel; or

(e)	breach of the representation and warranty set forth in Section 8.1 (Corporate Warranties);

or any claim, suit, action by any TerreStar personnel, except to the extent such claim arises from the willful misconduct of Elektrobit.

9.2.2	Exceptions; Process. TerreStar shall not be obligated to indemnify the Elektrobit Indemnitees under Section 9.2 (a) or (b) to the extent that such Loss results from (i) any alteration or repair to any TerreStar Data, TerreStar-Furnished Items or Third Party Contributions provided by TerreStar to Elektrobit by any third party not approved in writing by TerreStar; (ii) any activity or circumstance for which Elektrobit is obligated to indemnify TerreStar under Section 9.1; (iii) any item on the TerreStar Third Party IP List, but only to the extent the underlying claim is based on infringement or misappropriation alleged to occur after the applicable End Product is first manufactured for commercial use, in which case TerreStar’s sole obligation shall be as set forth in Section 8.5; or (iv) implementing the Telecommunication Standard where a commercially reasonable non-infringing implementation is not available and provided that, if TerreStar had knowledge of the potential infringement, that TerreStar informed Elektrobit of the potential infringement and received EMOC’s written consent to the inclusion of the potentially infringing item. Elektrobit shall notify TerreStar promptly of any third party claim in connection with the foregoing, and shall give TerreStar sole control of the defense or settlement of the claim (provided that TerreStar shall not settle such claim without the prior written consent of Elektrobit, which shall not be unreasonably withheld), and shall cooperate reasonably with TerreStar in connection therewith (at TerreStar’s reasonable expense), in the defense or settlement of such claim. If any TerreStar Background Right, as licensed under this Agreement, TerreStar Data or TerreStar-Furnished Item or Third Party Contribution provided by TerreStar to Elektrobit, to the extent used by Elektrobit hereunder, is found in any indemnified claim to infringe the rights of any third party and its use is enjoined, or in TerreStar’s reasonable opinion is likely to be enjoined, TerreStar will, at its option and expense, either procure for the Elektrobit Indemnitee a license or right to continue to use the infringing item or the applicable portion of the infringing item, replace the infringing item or applicable portion with a non-infringing product or portion, modify the infringing item or infringing portion to become non-infringing, or modify or terminate this Agreement pursuant to Sections 4.2 or 12.2.1, respectively. TerreStar shall have no liability for settlements made without TerreStar’s express written consent. Should Elektrobit desire to have its own counsel participate in any such action, the cost of such counsel shall be exclusively Elektrobit’s.

9.3.	Indemnification of Third Parties. The indemnification obligations of each Party arising in Sections 9.1 and 9.2 shall include claims, suits, and actions against the indemnified Party by its Sublicensees or other third parties, seeking indemnification against a claim by a third party alleging misappropriation or infringement to the extent the indemnifying Party would be responsible were such claim brought directly against the indemnified Party. Such obligation of the indemnifying Party shall extend only to the other Party, and not directly to such Sublicensee or other third party.

10.	Confidential Information.

Confidentiality Agreement. Notwithstanding any provision herein to the contrary, the Parties agree that the terms and conditions of that certain Reciprocal Non-Disclosure Agreement between the Parties dated as of [***] (the “Confidentiality Agreement”), remain in full force and effect and shall survive termination of this Agreement for any reason.

11.	Limitation of Liability.

EXCEPT FOR (i) EACH PARTY’S INDEMNIFICATION OBLIGATIONS IN RESPECT OF ITS BREACH OF ITS REPRESENTATION AND WARRANTY OF NON-INFRINGEMENT; (ii) VIOLATIONS OF THE CONFIDENTIALITY AGREEMENT; (iii) BREACH OR VIOLATION OF ITS RESPECTIVE OBLIGATIONS UNDER SECTION 2.4.3; AND (iv) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE OR SIMILAR DAMAGES OF ANY KIND OR NATURE WHATSOEVER, INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS OR OTHER ECONOMIC LOSS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADDITION, EXCEPT FOR (i) EACH PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 9.1.1(a), 9.1.1(b), 9.2.1(a), 9.2.1(b), AND 9.2.1(c) FOR LIABILITY THAT ARISES AFTER COMMERCIAL AVAILABILITY OF END PRODUCTS; (ii) ELEKTROBIT’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 9.1.1(c); (iii) EXPRESS PAYMENT OBLIGATIONS DUE FROM ONE PARTY TO THE OTHER HEREUNDER; (iv) VIOLATIONS OF THE CONFIDENTIALITY AGREEMENT; (v) FOR BREACH OR VIOLATION OF ITS RESPECTIVE OBLIGATIONS UNDER SECTION 2.4.3; AND (vi) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER UNDER OR IN CONNECTION WITH THIS AGREEMENT EXCEED US$3,000,000. IN NO EVENT SHALL EITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER UNDER THIS AGREEMENT IN CONNECTION WITH ITS INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 9.1.1(a), 9.1.1(b), 9.2.1(a), 9.2.1(b), AND 9.2.1(c) FOR LIABILITY THAT ARISES AFTER COMMERCIAL AVAILABILITY OF END PRODUCTS EXCEED THE LESSER OF (x) US$30,000,000 AND (y) THE GREATER OF (a) THE AGGREGATE OF ALL UP-FRONT AND PER-DEVICE ROYALTIES PAID BY THE INDEMNIFIED PARTY TO THE INDEMNIFYING PARTY AND (b) US$3,000,000.

12.	Term; Termination.

12.1.	Term. The term (“Term”) of this Agreement shall commence on the Effective Date and shall continue in force until completion of all Projects, unless sooner terminated in accordance with Section 12.2 (Termination).

12.2.	Termination. The Parties may terminate this Agreement as follows:

12.2.1	Termination Without Cause. Subject to Section 12.3 (Early Termination Fee), TerreStar may terminate this Agreement or any SOW at any time without cause by giving Elektrobit at least [***] prior written notice specifying the date of termination. Elektrobit shall, upon receipt of such notice, comply with any reasonable instructions of TerreStar with regard to the discontinuance or reduction of services.

12.2.2	Termination for Cause. Without prejudice to other remedies, either Party may terminate this Agreement immediately upon the occurrence of one or more of the following:

12.2.2.1.	Material Breach. In the event that either of the Parties breaches any material provision of this Agreement and fails to cure the same within [***] after receipt of written notice from the other Party (with the exception of a failure to pay amounts due and owing hereunder, where the cure period shall be [***]. Notwithstanding the foregoing, in no event shall an Event of Delay be considered a breach of this Section 12.2.2.1 (Material Breach).

12.2.2.2.	Insolvency. In the event a Party shall become insolvent, shall file or has filed against it a petition in bankruptcy, shall have a receiver appointed to handle its assets or affairs, or shall make or attempt to make an assignment for the benefit of creditors.

12.3.	Early Termination Fee. In the event TerreStar terminates this Agreement or any SOW without cause pursuant to Section 12.2.1 (Termination Without Cause), TerreStar shall pay to Elektrobit an early termination fee as specified in the applicable SOW(s).

12.4.	Effect of Termination.

12.4.1	Payment of Amounts Due. Elektrobit shall invoice TerreStar, and TerreStar shall pay within [***] of receipt of such invoice, all amounts due to Elektrobit on or before the date of termination or expiration and not yet paid to Elektrobit, including amounts not previously invoiced for services rendered and expenses incurred through the expiration or termination date.

12.4.2	Return of Proprietary Information. Except as may be required in order to exercise a license hereunder that survives termination, each Party shall return to the other all copies of documents or other embodiments of Proprietary Information of the other Party, retaining no copies thereof, it being agreed that all of such Proprietary Information shall be the exclusive property of the other Party.

12.4.3

Continuation of Project. In the event that TerreStar terminates this Agreement pursuant to Section 12.2.1 (Termination Without Cause) or Elektrobit terminates this Agreement pursuant to Section 12.2.2 (Termination for Cause), Elektrobit shall be free to complete the Project and complete the development of, and to make, have made, use, sell, import, have sold, lease and have leased, End Products, without any obligation to TerreStar. In the event TerreStar terminates this Agreement pursuant to Section 12.2.2 (Termination for Cause), notwithstanding Section 6.1., Elektrobit assigns exclusive ownership in the Reference Phone Rights to TerreStar, and Elektrobit shall immediately deliver to TerreStar all Deliverables in its possession (including all work in process), and TerreStar, directly or through its designee, shall be free to complete the Project and complete the development of, and to make, have made, use, sell, import, have sold, lease and have leased, End Products, without any obligation to

Elektrobit; provided, however, that, Elektrobit shall have the option, exercisable by written notice to TerreStar prior to the effective date of such termination, to retain its joint ownership (as set forth in Section 6.1.1) of the Reference Phone Rights and all Deliverables (including all work in process), and to pay to TerreStar damages for the breach giving rise to the termination, and in such event, (i) Elektrobit, directly or through its designee, shall be free to complete the Project and complete the development of, and to make, have made, use, sell, import, have sold, lease and have leased, End Products, subject to its obligation to pay royalties to TerreStar pursuant to Section 2.4.4, and (ii) the royalties payable by TerreStar to Elektrobit pursuant to Section 2.4.4 shall be equitably adjusted in light of the work completed by Elektrobit prior to such termination.

12.5.	Survival. Notwithstanding anything else in this Agreement, the rights and obligations of the Parties under the following Sections shall survive the termination or expiration of this Agreement: Section 2.4 (Reference Phone Licensing); Section 6.1 (Ownership of Work Product), Section 6.2 (Existing Intellectual Property), Section 7.9.8 (Remedies), Section 7.9.9 (Remedies), Section 9 (Indemnification); Section 10 (Confidential Information); Section 11 (Limitation of Liability), Section 13 (Audit Rights) and Section 14 (General Provisions).

13.	Audit Rights.

13.1.	Audit Rights. At either Party’s written request, not more frequently than once annually, the other Party shall furnish such Party with a certificate executed by an officer or other authorized representative of such Party verifying, in reasonable detail, the amount of all royalties, if any, owed to such Party by the other Party pursuant to Section 2.4 (Reference Phone Licensing). At either Party’s expense and upon reasonable prior notice to the other Party and not more frequently than once annually (unless a discrepancy is discovered), a Party may cause a certified public accountant to audit the other Party’s compliance with the terms of Section 2.4 (Reference Phone Licensing). Each Party agrees to make available to the other Party’s certified public accountant, subject to reasonable confidentiality restrictions, such of its records and other materials as such accountant reasonably may require in order to perform any such audit. Any such audit shall be conducted during regular business hours at the facilities of the Party being audited and shall not unreasonably interfere with its business activities. If an audit reveals that a Party has underpaid amounts due to the other under Section 2.4 (Reference Phone Licensing) such Party shall be invoiced for such underpaid fees plus interest thereon at the prevailing U.S. dollar prime rate from the initial date such amounts otherwise would have been due. If the amount of the underpayment exceeds [***]% of the total license fees owed to the auditing Party under Section 2.4 (Reference Phone Licensing), the Party found to have underpaid shall reimburse the auditing Party’s third party costs for conducting the audit. If an audit reveals that a Party has overpaid amounts due to the other, the recipient of the overpayment shall promptly refund the overpayment.

14.	General Provisions.

14.1.	Relationship of the Parties. Nothing contained herein shall be construed as creating any agency, partnership, or other form of joint enterprise between the Parties. Neither Party is authorized to make any representation, contract, or commitment on behalf of the other Party.

14.2.	Amendments. This Agreement shall not be amended or modified except by a subsequently dated written amendment approved in accordance with the terms of Section 4.2 (Changes) and signed by an authorized representative on behalf of each of the Parties.

14.3.	Notices. All notices and requests required or made under this Agreement must be in writing and will be deemed given (i) if personally delivered, on the day of such delivery, unless such day is not a Business Day, in which case the next Business Day (ii) if mailed postage prepaid, certified or registered mail, on the fifth Business Day after such mailing, and (iii) if sent by recognized overnight delivery service, the next Business Day, to:

If to TerreStar  :

TerreStar Networks Inc.

Attn.:	[***]
[***]
12010 Sunset Hills Road
Suite 900
Reston, VA 20190
Tel: [***]
Fax: 703-476-7143

With a copy to:

TerreStar Networks Inc.

Attn.:	[***]
[***]
12010 Sunset Hills Road
Suite 900
Reston, VA 20190
Tel: [***]
Fax: 703-476-7143

If to Elektrobit:

Elektrobit, Inc.

Attn.:	[***]
[***]
22745 29th Drive SE
Suite 200
Bothell, Washington 98021
Tel: [***]
Fax: (425) 686 3102

With a copy to:

Brown Rudnick Berlack Israels LLP

Attn.:	Michael J. Student
Seven Times Square
New York, NY 10036
Tel: (212) 209-4800
Fax: (212) 209-4801

14.4.	Assignment. Except as otherwise expressly provided for in this Agreement, neither this Agreement nor any rights (including but not limited to ownership of the Deliverables or any rights thereunder) or obligations of any Party hereunder may be assigned or transferred by either Party without the prior written approval of the other Party; provided, however, that either Party may, on prior written notice to the other but with no requirement to obtain such other Party’s approval, assign this Agreement, and all rights hereunder, to any entity that controls, is controlled by or is under common control with the assigning Party. For purposes of this Section 14.4, “control” shall be defined as the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity whether through the ownership of voting securities of such entity, by contract or otherwise.

14.5.	Merger and Waiver. This Agreement, together with the Confidentiality Agreement and all appendixes or exhibits attached hereto, is the entire agreement between the Parties with respect to the matters contained herein, and all prior or contemporaneous agreements and negotiations with respect to those matters are superseded by this Agreement. No waiver of any breach or default shall constitute a waiver of any subsequent breach or default.

14.6.	No Rule of Strict Construction. Regardless of which Party may have drafted this Agreement, no rule of strict construction shall be applied against either Party. If any provision of this Agreement is determined by a court of competent jurisdiction to be unenforceable, such provision shall be deemed to be modified to the extent necessary to allow it to be enforced to the extent permitted by law, or if it cannot be modified, the provision will be severed and deleted from this Agreement, and the remainder of the Agreement will continue in effect.

14.7.	Disputes; Choice of Law. Any differences or disputes concerning any issues of fact between the parties arising out of relating to this Agreement shall be, to the extent possible, resolved by amicable settlement. First, on written demand of either Party for dispute resolution, the EMOC shall meet face to face to attempt to resolve such disputes. This meeting shall be scheduled and held within [***] after the demand for dispute resolution is delivered. Second, if the Parties are unable to resolve the disputes through the EMOC within [***] following the EMOC face to face meeting, then on written demand of either Party for further dispute resolution, each Party shall appoint a senior executive from within the Party’s organization, who shall not be a member of the EMOC, to represent it in further face to face discussions with the other Party’s appointed senior executive representative, to attempt to resolve such disputes. The Parties shall designate their respective representatives and this meeting shall be scheduled and held within [***] after the demand for further dispute resolution is delivered. Third, if the Parties are unable to resolve the disputes through their respective senior management representatives within [***] following their face to face meeting, then either party may then seek legal remedies in the state or federal courts located in the State, City and County of New York, it being agreed that each Party irrevocably consents to the exclusive jurisdiction and venue of such courts for any dispute, action or proceeding arising under or in connection with this Agreement. This Agreement shall be governed by the internal substantive laws of the State of New York, without regard to principles of conflict of laws. The U.N. Convention on Contracts for the International Sale of Goods is hereby excluded.

14.8.	Force Majeure. Neither Party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder on account of strikes (excluding strikes by such Party’s personnel, including subcontractor personnel), riots, insurrection, fires, flood, storm, explosions, acts of God, acts of terrorism, war, governmental action, earthquakes, material shortages or any other cause which is beyond the reasonable control of such Party. Notwithstanding the foregoing, such cause or condition shall not include a Party’s lack of funds, lack of credit, or other financial inability to perform. If a Party intends to rely on the foregoing force majeure protection, it shall timely notify the other Party in order to permit the other Party, in its sole discretion, to suspend or curtail its own performance under the Agreement for such time as the failure, delay or default continues.

14.9.	Injunctive Relief. A breach by one Party of any of the promises or agreements contained in this Agreement may result in irreparable and continuing damage to the other party for which there may be no adequate remedy at law, and the other Party is therefore entitled to seek injunctive relief as well as such other and further relief as may be appropriate, subject to the terms of Section 14.7 (Disputes; Choice of Law) as to governing law, forum and consent to jurisdiction.

14.10.	Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

TERRESTAR NETWORKS INC.		ELEKTROBIT INC.

By:	/s/ Robert H. Brumley	By:	/s/ Pertti Korhonen
Name:	Robert H. Brumley	Name:	Pertti Korhonen
Title:	President and CEO	Title:	Chief Executive Officer Attorney-in-fact

AMENDMENT NO. 1

To the MASTER DEVELOPMENT AND LICENSING AGREEMENT

Between TerreStar Networks Inc. and Elektrobit, Inc.

THIS AMENDMENT NO. 1 to the MASTER DEVELOPMENT AND LICENSING AGREEMENT between TerreStar Networks Inc. (“TerreStar”) and Elektrobit, Inc. (“Elektrobit”), dated August 10, 2007 (the “Agreement”) is made this 14th day of August, 2007 by and between TerreStar and Elektrobit (collectively, the “Parties”).

WITNESSETH:

WHEREAS, the Parties desire to amend the Agreement pursuant to Article 14.2 thereof, as set forth in this Amendment No. 1;

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Amendment No. 1, the Parties agree as follows:

1. Warranty Remedy. Section 7.8 is amended to read as follows (modification underlined and bold):

“7.8 TerreStar Remedy for Breach of Warranty. In the event a breach of the representations and warranties set out in Section 7.1 (Compliance with Specifications) is discovered by TerreStar, TerreStar agrees to provide Elektrobit prompt written notice of TerreStar’s discovery of such breach, including reasonably available details of the nature of such errors, defects or failures of the Deliverables. TerreStar agrees to provide reasonable cooperation to Elektrobit in connection with diagnosing and remedying any such error, defect or failure of the Deliverables that may be discovered. Elektrobit shall, as its sole obligation and TerreStar’s sole remedy, correct at its own expense any defect, error, failure to meet the Specifications, or other condition giving rise to a breach of any warranty set out in Section 7.1 (Compliance with Specifications) within [***] or, if Elektrobit can demonstrate that it is not feasible to provide such correction within [***], as soon as feasible, after Elektrobit becomes aware of such condition. If the correction of such condition includes modification of software, Elektrobit shall make such software available to all End Customers as a user upgrade at no charge. Elektrobit shall not be deemed to be in breach of the representations and warranties set out in Section 7.1 (Compliance with Specifications) to the extent that any errors, defects or failures are caused by (i) the TerreStar Data, TerreStar-Furnished Items, TerreStar Background Rights or any Third Party Contributions (excluding Third Party Contributions incorporated into the Deliverables by Elektrobit Personnel without TerreStar’s consent in accordance with Section 2.4.5), it being agreed that Elektrobit’s sole obligation in respect of such Third Party Contributions shall be as set forth in Section 7.9 below; (ii) TerreStar’s or any TerreStar End Customer’s or TerreStar Sublicensee’s negligence or misuse; (iii) any alteration or repair by any third party not approved in writing by Elektrobit (unless TerreStar retained the third party in response to Elektrobit’s failure or refusal to comply with the warranty); or (iv) any operation of the Deliverables outside of environmental specifications set forth in the applicable SOW.”

2. Confidential Information. The following paragraph is added to the end of Section 10:

“Legally Required Disclosures. Notwithstanding anything to the contrary in this Agreement or the Confidentiality Agreement, in the event that the Party receiving Confidential Information (the

1

“Receiving Party”) of the other Party (the “Disclosing Party”) becomes legally compelled (including disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) to disclose Confidential Information of the such other Party, including this Agreement or other supporting document(s), the Receiving Party shall, to the extent practicable under the circumstances, provide the Disclosing Party with written notice thereof so that the Disclosing Party may seek a protective order or other appropriate remedy, or to allow the Disclosing Party to request the redaction of such portions of the Confidential Information as are not required by law to be disclosed. In any such event, the Receiving Party will disclose only such information as is legally required, and will cooperate with the Disclosing Party (at the Disclosing Party’s expense) to obtain proprietary treatment for any Confidential Information being disclosed.”

3. Status of Contract. Except as specifically amended, the Contract remains in full force and effect, and is ratified and confirmed.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment No. 1 as of the date first written above.

TERRESTAR NETWORKS INC.

By:	/s/ Neil Hazard
Name:	Neil Hazard
Title:	Chief Financial Officer

ELEKTROBIT, INC.

By:	/s/ Veli-Matti Ihme
Name:	Veli-Matti Ihme
Title:	Vice President and General Manager

2

AMENDMENT NO. 2

To the MASTER DEVELOPMENT AND LICENSING AGREEMENT

Between TerreStar Networks Inc. and Elektrobit, Inc.

THIS AMENDMENT NO. 2 to the MASTER DEVELOPMENT AND LICENSING AGREEMENT between TerreStar Networks Inc. (“TerreStar”) and Elektrobit, Inc. (“Elektrobit”), dated August 10, 2007, as amended (the “Agreement”) is made this 31st day of August, 2007 by and between TerreStar and Elektrobit (collectively, the “Parties”).

WITNESSETH:

WHEREAS, the Parties desire to amend the Agreement, as heretofore amended, pursuant to Article 14.2 thereof, as set forth in this Amendment No. 2;

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Amendment No. 2, the Parties agree as follows:

1. Signature Capacity. The line appearing beneath the signature of Pertti Korhonen, signatory of the Agreement on behalf of Elektrobit, is amended to read in its entirety as follows (modification underlined and bold):

“Title: Attorney-in-Fact.”

2. TerreStar Signature Block. The lines appearing beneath the signature of Robert H. Brumley, signatory of the Agreement on behalf of TerreStar, is amended to read in its entirety as follows (modification underlined and bold):

“Name: Robert H. Brumley”

“Title: President and CEO”

3. Status of Contract. Except as specifically amended, the Agreement remains in full force and effect, and is ratified and confirmed.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment No. 2 as of the date first written above.

TERRESTAR NETWORKS INC.

By:	/s/ Neil Hazard
Name:	Neil Hazard
Title:	Chief Financial Officer

ELEKTROBIT, INC.

By:	/s/ Veli-Matti Ihme
Name:	Veli-Matti Ihme
Title:	Vice President and General Manager

1

Statement of Work

To:	TerreStar Networks

For:	Phase I - Core Engine and Reference Phone Development

Date:	Sep 19, 2007

Document ID:	P07009SOW01R08

CONFIDENTIAL

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

VERSION HISTORY

Version:	Date:	Author:	Notes:

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Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	2 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

DISTRIBUTION:

TerreStar Networks:	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Elektrobit:	[***]
[***]
[***]
[***]
[***]
[***]
[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	3 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

TABLE OF CONTENTS:

1. INTRODUCTION	6

1.1. REFERENCE MATERIALS	6
1.2. ACRONYMS AND ABBREVIATIONS AND DEFINITIONS	6

2. PROJECT OVERVIEW	9

2.1. PROJECT OBJECTIVE	9
2.2. PROJECT ORGANIZATION	10
2.3. PROJECT APPROACH	10
2.4. HARDWARE	12
2.5. SOFTWARE	13
2.6. VERIFICATION AND VALIDATION	13
2.6.1. Pre-Certifications for Reference Phones	14
2.6.2. Test Areas	14
2.7. RESPONSIBILITIES AND TASKS	15
2.7.1. Responsibilities of Program Parties	15
2.7.2. Elektrobit Responsibilities	15
2.7.2.1. Overview	15
2.7.2.2. Development responsibilities	16
2.7.2.3. Other responsibilities	16
2.7.2.3.1. IPR search	16
2.7.2.3.2. Support for drive test equipment	16
2.7.3. TerreStar Responsibilities	17
2.7.3.1. Overview	17
2.7.3.2. Development responsibilities	17
2.7.4. 3rd Party responsibilities (managed by TerreStar)	18
2.7.4.1. Hughes Network Systems	18
2.7.4.2. Infineon and Comneon	19
2.7.5. 3rd Party responsibilities (managed by Elektrobit)	20
2.7.5.1. Flextronics	20

3. ACCEPTANCE PROCEDURE	21

4. PROJECT PROCESSES	22

4.1. OVERVIEW	22
4.2. REQUIREMENT MANAGEMENT	22
4.3. INTEGRATION AND TESTING	22
4.4. RISK & ISSUE MANAGEMENT	23
4.5. PROGRAM MANAGEMENT ORGANIZATION	23
4.5.1. Executive Oversight Management Committee (EMOC)	23
4.5.2. Program Steering Group	23
4.5.3. Test Management	24

5. TERRESTAR FURNISHED ITEMS	26

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	4 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

6. THIRD PARTY CONTRIBUTIONS	27

7. PROJECT DEPENDENCIES, ASSUMPTIONS	28

8. PROJECT TIMELINE, DELIVERABLES AND MILESTONES	29

8.1. SCHEDULE	29
8.2. DELIVERABLES	29

9. PROJECT FEES & TERMS	30

9.1. HOURLY RATES AND EXPENSES	30
9.2. EARLY TERMINATION FEE	32

APPENDIX 1 CORE ENGINE AND REFERENCE PHONE ASSUMPTIONS	34

APPENDIX 2 TERRESTAR FURNISHED ITEMS	35

APPENDIX 2A: PDA/BUSINESS PHONE TERRESTAR FURNISHED ITEMS:	35
APPENDIX 2B: STYLE PHONE TERRESTAR FURNISHED ITEMS	43

APPENDIX 3 ELEKTROBIT DELIVERABLES	55

APPENDIX 3A: PDA/BUSINESS PHONE ELEKTROBIT DELIVERABLES	55
APPENDIX 3B: STYLE PHONE ELEKTROBIT DELIVERABLES	59

APPENDIX 4: DEVELOPMENT SCHEDULE	67

APPENDIX 4A: PDA/BUSINESS PHONE SCHEDULE	68
APPENDIX 4B: STYLE PHONE SCHEDULE	68

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	5 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

1. INTRODUCTION

This Statement of Work defines the scope of technical work to be performed by Elektrobit for development of two Core Engines and two Reference Phones for TerreStar Networks innovative hybrid terrestrial-satellite network. The Work is governed by Terms and Conditions set forth in the Master Development and Licensing Agreement between Elektrobit, Inc. (“EB”) and TerreStar Networks Inc [1].

There are two development programs in EB handling the development described in this SOW. More details of the programs’ inputs, deliverables and responsibilities are described in separate appendixes for those programs (see appendix 2, 3 and 4).

This SOW covers the development work until pre-certifications only from the stand point of certification and verification work. There will be another SOW that covers the certification effort.

1.1. Reference Materials

[1]	Master Development and Licensing Agreement between Elektrobit, Inc and TerreStar Networks Inc., as amended.
[2]	PDA/Business Phone Product Description
[3]	Style Phone Product Description
[4]	[***]

1.2. Acronyms and Abbreviations and Definitions

Abbreviation	Description
AP	Application Processor
ATC	Ancillary Terrestrial Component
BB	Baseband
BT	Bluetooth
BSP	Board Support Package (e.g. Hardware drivers and adaptation layer)
Core Engine (CE)	Core Engine. Printed Wiring Board (size about A5) and software including all the major sub-systems of the hybrid terrestrial-satellite terminal
Chipset	A set of Integrated Circuits and corresponding SW designed for mobile phone functionality

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	6 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

Cradle	A Reference Phone holder mounted on car dashboard
EB	Elektrobit, Inc.
Ecosystem	a community comprising of a number of technology, component and service vendors contractually connected and working towards an implementation of one or several reference phones
EMP	Ericsson Mobile Platform
End Product	Validated product ready for commercial deployment
ETSI	European Telecommunication Standardizing Institute
FCC	Federal Communications Commission
GCF-CC	Global Certification Forum – Certification Criteria
GSM	Global System Mobile. 2G digital radio access technology
GMR-1	Satellite modem communication system, based on GSM technology and specified by 3GPP
GMR-3G	Future version for GMR-3G including packet access technology in satellite modem
HNS	Hughes Network Systems
HW	Hardware
IC	Industry Canada
ID	Industrial Design
IMS	IP Multimedia Subsystem, defined by 3GPP
IPR	Intellectual Property Rights
MMI	Man-Machine Interface. User Interface for the phone.
MP-EH	Infineon 2G/3G platform product name
PCB	Printed Circuit Board
PDA/Business Phone	A Reference Phone designed to address business users
Phone Concept	Phone concept is a set of key parameters e.g. form fit size, supported RF bands, supported camera resolution, creating a description of the mobile phone to be designed.
PTCRB	PCS Type Certification Review Board
Pre-Certification	Pre-Certification is a testing work which is executed prior to official certifications, solely to support R&D design work and not necessarily done in accredited certification laboratories.
Product	End Product as defined in the Master Terms and Conditions
PWB	Printed Wiring Board
RF	Radio Frequency
RTOS	Real-Time Operating System
RP	Reference Phone. Form Factor reference implementation of the hybrid terrestrial-satellite terminal, with mechanical housing. Seed for commercial end-products.
SAR	Specific Absorption Rate
SOW	Statement of Work
Style Phone	A Reference Phone designed to address consumers
SW	Software

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	7 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

SWR	Software Release (contains SW delivery either in binary/source code format and related documentation e.g. Release Note)
TCB	Telecommunication Certified Body
TSN	TerreStar Networks
UL	Underwriters Laboratories
USB	Universal Serial BUS
Verification	Verification is R&D testing of Terminal SW, HW and Mechanics. This also includes possible pre-Certifications.
Validation	Validation means certification cases executed in official laboratories.
W-CDMA	Wideband Code Division Multiple Access. 3G digital radio access technology

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

2. PROJECT OVERVIEW

2.1. Project Objective

The main objective of this Work is to design, develop and validate two (2) sets of Core Engines and corresponding Reference Phones capable of operating on the TerreStar’s S-band network, as well as on selected commercial 2G and 3G GSM/W-CDMA networks.

The frequency bands supported by Core Engines shall be:

[***]

[***]

[***]

Core Engines and Reference Phone development projects are a joint effort between TerreStar, Elektrobit, Infineon Technologies and Hughes Network Systems (“Program Parties”). TerreStar has responsibility to define marketing requirements, operator service definitions and to accept Industrial Designs (ID) to be used for each Reference Phone. Elektrobit is responsible for terminal main system integration and Hughes is responsible to provide satellite modem hardware and software to be used in terminal development.

Main input document for CEs and RPs developments are the product descriptions of the phones (ref [2] and ref [3]) which are mutually approved between TerreStar and Elektrobit.

Rebanding of Infineon platform will be first done sacrificing the 2100MHz WCDMA band for the TerreStar frequency band.

There will be other SOWs covering the following areas, not covered by this SOW:

•	Infineon platform modifications to accommodate TSN frequency band and interworking with the satellite chipset

•	Smart Phone Reference Phone development

•	Maintenance work of the Reference Phones

This SOW does not cover the production of the end products. There will be an other agreement for that.

Maintenance and updates are out of scope of this SOW.

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

2.2. Project Organization

Key people involved in this project in the EB organization are:

[***]

[***]

[***]

[***]

[***]

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[***]

2.3. Project Approach

Elektrobit will assign a multi-disciplined engineering team consisting of RF, baseband, hardware, mechanical, antenna, software, user experience, system and other engineers and engineering managers to execute the Work, led by the Program Manager, who is the primary communications point of contact to TerreStar Networks. The team will primarily consist of [***] based resources.

The development flow consists of creation of Core Engine (CE) and Reference Phone (RP) for each product family, as depicted in Figure 1. There are two sets of CEs and RPs in the scope of this Work based on two phone concepts. One concept is created to address PDA/Business Phone product, and the other to address consumer Style Phone product. Each concept will be based on Product Description accepted by TerreStar.

The main difference between the two sets is that PDA business phone CE/RP pair is based on [***]

[***]

Figure 1. Development flow from concept to end-products

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

The primary philosophy in the development of [***].

The main Program Parties on this Work are:

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]

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2.4. Hardware

Since two Phone Concepts have different features and service requirements, two different HW platforms are required.

In case of Core Engines development, Elektrobit shall develop [***]

[***]

[***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]

2.5. Software

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2.6. Verification and Validation

[***]

[***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

2.6.1. Pre-Certifications for Reference Phones

[***]

[***]

[***]

2.6.2. Test Areas

Test areas that will be covered during the CE and RP development:

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

2.7. Responsibilities and Tasks

2.7.1. Responsibilities of Program Parties

This section lists the responsibilities of contract parties of this SOW (i.e. TerreStar and Elektrobit) in the Core Engine and Reference Phone projects. As both the Core Engine and the Reference Phone for TerreStar will be developed in cooperation with Program Parties including Elektrobit, TerreStar is responsible for TerreStar furnished items as defined in chapter 5 including their schedule, functionality, level of quality and maturity and performance.

This section defines the responsibilities and tasks of Program Parties involved. TerreStar shall be responsible to ensure that companies contractually managed by TerreStar and contributing to the project fall under Elektrobit system integration management. [***].

2.7.2. Elektrobit Responsibilities

2.7.2.1. Overview

[***]

Under this SOW, Elektrobit is responsible for the development of two Core Engines and two Reference Phones based on two separate product descriptions and IDs.

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

Elektrobit responsibilities in the project at the high level shall be:

[***]

[***]

[***]

[***]

[***]

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[***]

2.7.2.2. Development responsibilities

Detailed responsibility areas between Program Parties are defined in Appendices 2 and 3.

2.7.2.3. Other responsibilities

2.7.2.3.1. [***]

[***]

[***]

2.7.2.3.2. [***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

2.7.3. TerreStar Responsibilities

2.7.3.1. Overview

TerreStar responsibility at high level shall be:

•	Coordinate the Program Parties’ work so that deliverables are received on time with required quality and contents.

•	When necessary and requested by Elektrobit, support Elektrobit in System Integration management to ensure vital deliveries from the Program Parties.

•	Create and maintain schedule and regular updates for other areas beyond Elektrobit responsibility.

[***]

•	Manage licensing and contractual issues with external parties to the extent not related solely to Elektrobit’s tasks.

•	Provide Supplies to Elektrobit as described in chapter TerreStar Furnished Items

•	Ensure a level of quality, maturity and performance for TerreStar Supplies

[***]

For more details regarding TerreStar furnished items see section 5.

[***]

2.7.3.2. Development responsibilities

[***]

[***]

[***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

Detailed responsibility areas between Program Parties are defined in Appendices 2 and 3.

2.7.4. 3rd Party responsibilities (managed by TerreStar)

2.7.4.1. Hughes Network Systems

[***]

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[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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2.7.4.2. [***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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2.7.5. 3rd Party responsibilities (managed by Elektrobit)

2.7.5.1. [***]

[***]

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[***]

[***]

[***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

3. ACCEPTANCE PROCEDURE

Acceptance principles and procedures for EB Deliverables will be defined in an Acceptance Plan, which will be generated and delivered by Elektrobit by end of [***] will go through the TerreStar review and sign-off process including also cross segment review, responsibility for facilitating and sign-off being in the [***] organization.

Notwithstanding Section 5.1 of the Master Development and Licensing Agreement (Ref [1]), all Deliverables listed in Appendix 3 shall be reviewed and approved according to the Acceptance Plan, and in the event of a direct and irreconcilable conflict between Section 5.1 of the Master Development and Licensing Agreement, the Acceptance Plan shall prevail with respect to those Deliverables.

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

4. PROJECT PROCESSES

4.1. Overview

Following chapters give some high level information about the process applicable for this program and highlights the responsibilities of Elektrobit and the Program Parties. More detailed descriptions will be presented in the Process Description Document, to be generated by Elektrobit, subject to TSN review and approval, and to be delivered to Program Parties by end of [***].

Working assumption is that Elektrobit processes will be used in terminal development.

4.2. Requirement Management

Elektrobit shall be responsible for [***].

4.3. Integration and Testing

Integration and Test processes (a part of the Process Description Document) for the program will be based on [***].

[***]

[***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

4.4. Risk & Issue Management

All Program Parties will periodically review risks and issues and will take actions to:

•	Assess and prevent risks

•	Assess and resolve issues

Risk database shall be reviewed in each Program Steering Group meeting.

4.5. Program Management Organization

At the high-level, the program has the following management organization and structure.

4.5.1. Executive Oversight Management Committee (EMOC)

Program focus and general direction is set and progress is monitored at high level in the [***].

In addition, all milestone approvals will be brought forward by [***].

4.5.2. Program Steering Group

Each Party shall appoint an individual “Program/Project Manager”, who shall, together with the other Party’s Program Managers, serve as the Program Steering Group. The Program Steering Group will make decisions on the execution of the SOW in relation to the day-to-day aspects of the project. Mandatory members of the Program Steering Group are: [***].

[***]

[***]

[***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

4.5.3. Test Management

Each Program Party shall nominate a Test Manager who will be the main contact point in testing issues. The responsibilities of Test Manager are to:

[***]

[***]

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[***]

Each Program Party shall be responsible for [***]. Also, each Program Party shall commit to [***].

Each Program Party shall be responsible for [***].

Here is the list of main test tools and equipment used for CE and RP development. [***].

[***]

[***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

5. TERRESTAR FURNISHED ITEMS

TerreStar shall ensure that all inputs to Elektrobit development work are received timely with planned functionality, level of quality and performance, as defined in Appendix 2A (PDA/Business phone) and Appendix 2B (Style phone).

Program Parties/Technology Providers:

Area	Vendor	Technology/Service
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

TerreStar is responsible for delivering all the TerreStar Furnished Items defined in Appendix 2 TerreStar Furnished Items.

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

6. THIRD PARTY CONTRIBUTIONS

Technology area	Vendor	Technology
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

7. PROJECT DEPENDENCIES, ASSUMPTIONS

The dependencies are listed in Appendix 2 TerreStar Furnished Items. These inputs will work as enablers for Elektrobit work and have an effect on the schedule and quality of Elektrobit Deliverables.

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

8. PROJECT TIMELINE, DELIVERABLES AND MILESTONES

The expected activities and deliverables over the project are as indicated below.

8.1. SCHEDULE

This section presents the terminal development schedule resulting from the engineering schedule from Program Parties, according to which this project will be carried out.

TerreStar and Elektrobit agree these dates may be subject to change since there are identified risks and uncertainties involved due to limited information available at the time of writing of this SOW.

See Appendix 4: Development Schedule

Detailed information of PDA/Business Phone Program Plan and Style Phone Program Plan (see Appendix 3).

8.2. Deliverables

Elektrobit deliverables are listed in Appendix 3 Elektrobit Deliverables.

8.3. Prototype deliveries

In regards to prototype deliveries, amount of prototypes will be decided by the [***].

Prototypes will be charged on time and material basis as agreed in the Master Development and Licensing Agreement Ref [1].

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

9. PROJECT FEES & TERMS

The project will be executed on a time and materials basis. Work performed by Elektrobit resources will be billed to TerreStar Networks on an hourly basis. Materials and other expenses such as [***] will be invoiced to TerreStar Networks at [***].

9.1. Hourly Rates and Expenses

The hourly rate for Elektrobit resources assigned to the project will be:

[***]

[***]

Note: The estimated not-to exceed amounts below cover developments of both Reference Phones (PDA/Business and Style Reference Phones). [***]

The estimated not-to-exceed amounts for design services and expenses are as follows. Exceeding these amounts requires written approval from TerreStar Networks.

Design Services:

2007:	$12,000,000
2008:	$32,000,000
2009:	$10,000,000

Expenses:

[***]

[***]

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

In addition to the labor rates per hour defined above, Elektrobit charges the following rates for the use of its [***]

[***]

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All prices and fees set forth in this SOW are exclusive of sales, use, value added, excise, and similar taxes incurred by Elektrobit (or its subcontractors) in connection with the services and Deliverables provided to TerreStar. Provided such foregoing taxes are properly invoiced and separately stated at the same time as the payments are invoiced on the same invoice, TerreStar will be responsible for all such taxes (“TerreStar Taxes”). EB shall be responsible for paying any and all duties, taxes, tax-like charges or tax-related surcharges other than TerreStar Taxes, including such taxes determined by EB’s income or net worth, franchise or property tax, business tax, value-added tax, excise, sales, use or employment taxes, stamp duty, import and export related duty or payables incurred by EB in connection with the performance of this SOW or the design, development, manufacture and delivery of the EB Deliverables (“EB Taxes”). In the event that TerreStar provides EB with a direct pay permit, sale for resale exemption certificate, sales tax exemption certificate or other applicable exemption certificate, EB

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

will not invoice the TerreStar Taxes covered by such exemption certificate(s). The Parties shall cooperate to minimize all TerreStar Taxes and EB Taxes, including taking all steps within their power that are necessary to ensure that all applicable exemptions and tax credits are available in respect of the Deliverables and services.

9.2. Early Termination Fee

In the event TerreStar terminates this SOW Without Cause, the following Early Termination Fees shall apply, as defined in section 12.2.1 of the Master Development and Licensing Agreement [1]:

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

IN WITNESS WHEREOF, the Parties hereto have caused this SOW to be executed by their respective duly authorized representatives as of September 19, 2007 (the “Effective Date”).

TERRESTAR NETWORKS INC.		ELEKTROBIT, INC.

By:	/s/ Neil Hazard	By:	/s/ Veli-Matti Ihme
Name:	Neil Hazard	Name:	Veli-Matti Ihme
Title:	Chief Financial Officer	Title:	V.P. of Professional Radios

		By:	/s/ Vesa Raudaskoski
		Name:	Vesa Raudaskoski
		Title:	President

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

APPENDIX 1 CORE ENGINE AND REFERENCE PHONE ASSUMPTIONS

This appendix contains high-level descriptions of the Core Engine and Reference Phone as they are described as of the Effective Date of this SOW.

General

Core Engine:

Integration of all technologies necessary to support Reference Phone development

[***]

Reference Phone:

[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

APPENDIX 2 TERRESTAR FURNISHED ITEMS

At each Milestone, the Parties will mutually review and agree the list of deliverables for the next Milestone.

[***]

[***]

[***]

[***]

[***]

[***]

Further explanation of terms used on the table below:

[***]

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[***]

APPENDIX 2A: PDA/Business phone TerreStar Furnished Items:

Domain	TerreStar Furnished Item	Milestone	Responsible

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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APPENDIX 2B: Style phone TerreStar Furnished Items

Domain	TerreStar Furnished Item	Milestone	Responsible
[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	43 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	44 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	45 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	46 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	47 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	48 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	49 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	50 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

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Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	51 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	52 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	53 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	54 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

APPENDIX 3 ELEKTROBIT DELIVERABLES

At each Milestone Parties will mutually review and agree the list of Deliverables for the next Milestone.

The Deliverables based on inputs (see Appendix 2 TerreStar Furnished Items) from other Program Parties and further developed by Elektrobit are divided to four development phases: Specification, Design and Development, Component Integration and Terminal Integration. The Program Party responsible for the deliverable phase is named on the table.

Definition of phases used on the table below:

•	Specification: Specification work is done by a party named on the column.

•	this may involve work from more than one Program Party

•	Design & Development: SW and HW design of the Deliverable

•	this may involve work from more than one Program Party

•	Component Integration: Component is integrated to latest terminal SW release and tested before delivery to Elektrobit and before integration to main SW release.

•	Terminal Integration: Component which is delivered is integrated to main terminal SW release.

Further explanation of terms used on the table below:

•	Chipset Vendor: Infineon Technologies, a Program Party delivering WCDMA/EDGE modem SW and HW components.

•	AP Vendor: STMicroelectronics, a Program Party delivering Application Processor HW and BSP SW.

•	Hughes, a Program Party delivering Satellite Modem SW and HW

•	Antenna Vendor, a 3rd Party company responsible for Antenna design & manufacturing.

•	Microsoft, a Technology Provider delivering Windows Mobile OS for the terminal.

The following table represent Elektrobit Deliverables.

APPENDIX 3A: PDA/Business phone Elektrobit deliverables

Domain	Deliverable	Milestone	Responsible
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	55 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	56 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	57 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	58 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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APPENDIX 3B: Style phone Elektrobit deliverables

Domain	Deliverable	Milestone	Responsible
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	59 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	60 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]

Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	61 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	62 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	63 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

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Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	64 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

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Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	65 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	66 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

APPENDIX 4: DEVELOPMENT SCHEDULE

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Document ID:	All Rights Reserved. Unauthorized reproduction prohibited	67 (68)

Customer:	Terrestar Networks
Proposal for:	Phase I - Core Engine and Reference Phone Development
	Company Confidential	[***]

APPENDIX 4A: PDA/Business phone schedule

Milestone or Phase	ID (EB)	Description	Target Date

[***]	[***]	[***]	[***]

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APPENDIX 4B: Style phone schedule

Milestone or Phase	ID (EB)	Description	Target Date

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